                                                                    EXHIBIT 99.8

                        BPI PACKAGING TECHNOLOGIES, INC.

                                RIGHTS OFFERING

                 NOMINEE HOLDER OVERSUBSCRIPTION EXERCISE FORM

                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

BY MAIL OR HAND DELIVERY:                  BY: OVERNIGHT COURIER:
To:  American Stock                        To:  American Stock
    Transfer & Trust Company                   Transfer & Trust Company
    40 Wall Street, 46th Floor                 Exchanges & Tenders
    New York, New York 10005                   40 Wall Street, 46th Floor
                                               New York, New York 10005

    THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVERSUBSCRIPTION RIGHTS IN RESPECT OF RIGHTS THAT WERE EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVERSUBSCRIPTION RIGHTS MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.

                            ------------------------


    THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF BPI PACKAGING TECHNOLOGIES, INC. (THE "COMPANY") DATED
JANUARY   , 2000 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE.
COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY.


                            ------------------------


    VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY
5:00 P.M., EASTERN TIME, ON           , 2000, UNLESS EXTENDED BY THE COMPANY
(THE "EXPIRATION DATE").


1.  The undersigned hereby certifies to the Subscription Agent that it is a
    participant in           [Name of Depository] (the "Depository") and that it
    has either: (i) exercised all of the rights and delivered such exercised rights to the Subscription Agent by means of transfer to the Depository Account of the Company; or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the rights and will deliver the rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Company.

2. The undersigned hereby exercises the oversubscription rights to purchase, to the extent available, common shares and certifies to the Subscription Agent that such oversubscription rights are being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all rights have been exercised.(*)

------------------------

* PLEASE COMPLETE THE BENEFICIAL OWNER CERTIFICATION ON THE BACK HEREOF CONTAINING THE RECORD DATE POSITION OF RIGHTS OWNED, THE NUMBER OF SHARES SUBSCRIBED FOR IN CONNECTION WITH THE EXERCISE OF BASIC RIGHTS AND THE NUMBER OF OVERSUBSCRIPTION RIGHTS THAT WILL BE EXERCISED BY EACH SUCH OWNER, IF APPLICABLE.

3. The undersigned understands that payment of the subscription price of $0.04 per share for each common share subscribed for pursuant to the oversubscription rights must be received by the Subscription Agent on or before 5:00 p.m., eastern time, on the Expiration Date, and represents that
    such payment, in the aggregate amount of $        either (check appropriate
    box):

    / / has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above, or

    / /  is being delivered to the Subscription Agent herewith, or

    / / has been delivered separately to the Subscription Agent in the manner set forth below (check appropriate box and complete information relating thereto):

    / /  uncertified check

    / /  certified check

    / /  bank draft

    / /  money order

    / /  wire transfer

________________________________________________________________________________
Depository Subscription Confirmation Number

________________________________________________________________________________
Depository Participant Number

Contact Name ___________________________________________________________________

Phone Number ___________________________________________________________________


Dated: ______________________, 2000


________________________________________________________________________________
Name of Nominee Holder

________________________________________________________________________________
Address

________________________________________________________________________________
City                                State                               Zip Code

By: ____________________________________________________________________________

Name: __________________________________________________________________________

Title: _________________________________________________________________________

                        BPI PACKAGING TECHNOLOGIES, INC.
                         BENEFICIAL OWNER CERTIFICATION


    The undersigned, a bank, broker or other nominee holder of rights to purchase common shares, $0.01 par value ("Common Shares"), of BPI Packaging Technologies, Inc. (the "Company") pursuant to the rights offering described and
provided for in the Company's Prospectus dated January   , 2000 hereby certifies
to the Company and to American Stock Transfer & Trust Company, as Subscription Agent for such rights offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of basic rights specified on such line, and such beneficial owner wishes to subscribe for the purchase of additional Common Shares pursuant to the oversubscription rights, in the amount set forth in the third column of such line:


                                                                           NUMBER OF SHARES
                                                                      REQUESTED PURSUANT TO THE
          RECORD DATE SHARES       NUMBER OF BASIC RIGHTS EXERCISED    OVERSUBSCRIPTION RIGHTS
     ----------------------------  --------------------------------  ----------------------------
 1)
     ----------------------------    ----------------------------    ----------------------------

 2)
     ----------------------------    ----------------------------    ----------------------------

 3)
     ----------------------------    ----------------------------    ----------------------------

 4)
     ----------------------------    ----------------------------    ----------------------------

 5)
     ----------------------------    ----------------------------    ----------------------------

 6)
     ----------------------------    ----------------------------    ----------------------------

 7)
     ----------------------------    ----------------------------    ----------------------------

 8)
     ----------------------------    ----------------------------    ----------------------------

 9)
     ----------------------------    ----------------------------    ----------------------------

10)
     ----------------------------    ----------------------------    ----------------------------


-------------------------------------------       -------------------------------------------
Name of Nominee Holder                            Depository Participant Number

-------------------------------------------       -------------------------------------------
Name:                                             Depository Primary Subscription
Title:                                            Confirmation Numbers(s)

Date: ---------------------, 2000


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